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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, as it relates to Eden Bioscience Corporation, into the Company's previously filed Registration Statement on Form S-8 (No. 333-46768).

                                                             Arthur Andersen LLP

Seattle, Washington
March 27, 2001